Exhibit 10.1

Execution Version

CONTRIBUTION AGREEMENT

by and among

MACH NATURAL RESOURCES LP,

MACH NATURAL RESOURCES HOLDCO LLC,

MACH NATURAL RESOURCES INTERMEDIATE LLC,

and those certain entities and individual persons set forth on Exhibit A and Exhibit B-1 attached hereto, as the Contributors

Dated as of October 13, 2023

i

EXHIBITS

EXHIBIT A – First Contribution

EXHIBIT B-1 – Second Contribution - Contributed Units

EXHIBIT B-2 – Second Contribution – Issued Units

EXHIBIT C – Selling Partnership Common Units

EXHIBIT D – LP Agreement

EXHIBIT E – Management Services Agreement

EXHIBIT F – Tax Treatment

ii

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) by and among Mach Natural Resources LP, a Delaware limited partnership (the “Partnership”), Mach Natural Resources Holdco LLC, a Delaware limited liability company (“Mach Natural Resources Holdco”), Mach Natural Resources Intermediate LLC, a Delaware limited liability company (“Mach Natural Resources Intermediate”) and those Persons designated as “Holdings Contributors” or “Partnership Contributors” on Exhibit A or Exhibit B-1, respectively (the “Contributors”), is entered into as of 12:01 a.m. (Eastern Time) on October 13, 2023 (the “Execution Date”). The Partnership and each of the Contributors are each referred to herein separately as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the LP Agreement (as defined below).

WHEREAS, the Contributors collectively constitute the holders of all of the Equity Securities of BCE-Mach LLC, a Delaware liability company (“Mach I”), BCE-Mach II LLC, a Delaware limited liability company (“Mach II”), and BCE-Mach III LLC, a Delaware limited liability company (“Mach III” and, together with Mach I and Mach II, collectively, the “Existing Mach Entities”);

WHEREAS, on the First Closing Date (as defined below), each Holdings Contributor desires to contribute to BCE Aggregator (as defined below), and BCE Aggregator desires to accept, all of such Holdings Contributor’s Existing Mach Units (as defined below), and in consideration therefor BCE Aggregator shall issue to such Holdings Contributor certain BCE Aggregator Units (as defined below) as further set forth on Exhibit A, on the terms and subject to the provisions of this Agreement;

WHEREAS, on the Second Closing Date (as defined below), each Partnership Contributor desires to contribute to the Partnership, and the Partnership desires to accept, all of such Partnership Contributor’s Existing Mach Units, and in consideration therefor the Partnership shall issue to such Partnership Contributor the Partnership Common Units (as defined below) as further set forth on Exhibit B, on the terms and subject to the provisions of this Agreement and the LP Agreement;

WHEREAS, immediately thereafter, the Partnership desires to contribute to Mach Natural Resources Intermediate all of the Existing Mach Units previously contributed to the Partnership, and immediately thereafter, Mach Natural Resources Intermediate desires to contribute to Mach Natural Resources Holdco all of the Existing Mach Units previously contributed to Mach Natural Resources Intermediate; and

WHEREAS, each of the Existing Mach Entities has previously entered into a Management Services Agreement with Mach Resources (as defined belNOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:ow) (collectively, the “Existing MSAs”), and pursuant to the terms of this Agreement, the Existing MSAs shall be terminated, and the New MSA (as defined below) will be entered into in replacement thereof, as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Article I

DEFINITIONS

Section 1.01 Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any Person means any other Person, directly or indirectly, Controlling, Controlled by or under common Control with such particular Person. For the avoidance of doubt, BCE Aggregator and its Affiliates (other than the Partnership) shall not be considered Affiliates of Mach Resources or its Affiliates.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Basic Documents” means, collectively, this Agreement, the LP Agreement, the GP LLC Agreement, the LLC Agreement and the New MSA.

“BCE Aggregator” means BCE-Mach Aggregator LLC (f/k/a BCE-Mach Intermediate Holdings III LLC), a Delaware limited liability company.

“BCE Aggregator Units” means the Units (as defined in the LLC Agreement) of BCE Aggregator.

“BCE-Mach Holdings” means BCE-Mach Holdings LLC, a Delaware limited liability company.

“BCE-Mach Holdings II” means BCE-Mach Holdings II LLC, a Delaware limited liability company.

“BCE-Mach Holdings III” means BCE-Mach Holdings III LLC, a Delaware limited liability company.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required to close in Houston, Texas.

“Closing” means the consummation of the Contributions hereunder and other transactions contemplated hereby on the First Closing Date and Second Closing Date.

“Code” means the Internal Revenue Code of 1986.

“Commission” means the United States Securities and Exchange Commission.

“Contract” means any legally binding written contract, agreement, indenture, note, bond, mortgage, deed of trust, loan, instrument, lease, license, commitment or other arrangement, understanding, undertaking, commitment or obligation.

“Contributions” has the meaning set forth in Section 2.02.

“Contributors” has the meaning set forth in the introductory paragraph of this Agreement.

“Control” means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, general partner relationship, managing member relationship, by contract or otherwise. The terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Damages” means judgments, liabilities, damages, fines, diminution in value, lost profits and losses and all reasonable costs, fees, outlays, expenses, expenditures and disbursements of every nature (including costs of investigation and fees and expenses of attorneys, accountants, consultants, expert witnesses and other witnesses).

“Equitable Exceptions” has the meaning set forth in Section 3.01(c).

“Equity Securities” means, with respect to any Person, (a) equity interests in such Person, including, in the case of BCE Aggregator, the BCE Aggregator Units, and in the case of the Partnership, the Partnership Common Units, (b) obligations, evidences of indebtedness or other securities or interests convertible into or exchangeable for equity interests in such Person and (c) warrants, options or other rights to purchase or otherwise acquire equity interests in such Person.

“Execution Date” has the meaning set forth in the introductory paragraph of this Agreement.

“Existing Mach Entities” has the meaning set forth in the recitals of this Agreement.

“Existing Mach Units” means, collectively, (a) the Class A-1 Units (“Mach I Class A-1 Units”), the Class A-2 Units (“Mach I Class A-2 Units”), the Class A-3 Units (“Mach I Class A-3 Units”) and the Class B Units (“Mach I Class B Units”) of Mach I; (b) the Class A-1 Units (“Mach II Class A-1 Units”), the Class A-2 Units (“Mach II Class A-2 Units”), and the Class B Units (“Mach II Class B Units”) of Mach II; and (c) the Class A-1 Units (“Mach III Class A-1 Units”), the Class A-2 Units (“Mach III Class A-2 Units”), and the Class B Units (“Mach III Class B Units”) of Mach III.

“Existing MSAs” has the meaning set forth in the recitals of this Agreement.

“First Closing Date” means the date hereof.

“First Contribution” has the meaning specified in Section 2.01.

“Fourth Contribution” has the meaning specified in Section 2.04.

“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

“GP” means Mach Natural Resources GP, LLC, a Delaware limited liability company and the Partnership’s general partner.

“GP LLC Agreement” means that certain Limited Liability Company Agreement of the GP, to be entered into effective as of IPO Closing by and among the parties thereto, as such agreement may be amended, restated or otherwise modified from time to time.

“Holdings Contributors” means BCE-Mach Holdings and BCE-Mach Holdings II.

“Indemnified Contributor Parties” has the meaning specified in Section 8.01.

“Indemnified Party” has the meaning specified in Section 8.02(a).

“Indemnifying Contributor” has the meaning specified in Section 8.01.

“Indemnifying Party” has the meaning specified in Section 8.02(a).

“IPO” means the initial public offering of the Partnership Common Units pursuant to the Underwriting Agreement.

“IPO Closing Date” has the meaning specified in Section 2.06(a).

“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law (including common law), rule or regulation.

“Lien” means any mortgage, claim, encumbrance, pledge, lien (statutory or otherwise), security agreement, conditional sale or trust receipt or a lease, consignment or bailment, preference or priority, assessment, deed of trust, charge, easement, servitude or other encumbrance upon or with respect to any property of any kind.

“LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of BCE Aggregator, to be entered into on the First Closing Date by and among the parties thereto, as such agreement may be amended, restated or otherwise modified from time to time.

“LP Agreement” means that certain Amended and Restated Limited Partnership Agreement of the Partnership, to be entered into effective as of the Second Closing Date by and among the parties thereto, substantially in the form attached hereto as Exhibit D, as such agreement may be amended, restated or otherwise modified from time to time.

“Mach I” has the meaning set forth in the recitals of this Agreement.

“Mach II” has the meaning set forth in the recitals of this Agreement.

“Mach III” has the meaning set forth in the recitals of this Agreement.

“Mach Resources” means Mach Resources LLC, a Delaware limited liability company.

“Mach Natural Resources HoldCo” means Mach Natural Resources HoldCo LLC, a Delaware limited liability company and wholly owned subsidiary of Mach Natural Resources Intermediate.

“Mach Natural Resources Intermediate” means Mach Natural Resources Intermediate LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership.

“New MSA” has the meaning specified in Section 7.02.

“Partnership” has the meaning set forth in the introductory paragraph of this Agreement.

“Partnership Common Units” means the Common Units (as defined in the LP Agreement) of the Partnership.

“Partnership Contributors” means BCE Aggregator, Mach Resources, Tom L. Ward, Daniel Reineke, Kevin White, Michael Reel, Greg Dewey, Paul Lupardus, Steve Miller, Clay Hubbard, Naseer Riaz, Rick Hughes, Lance Reid, Matthew Klaassen, John Bergman and Trent Christensen.

“Party” and “Parties” have the meanings set forth in the introductory paragraph of this Agreement.

“Permits” means any approvals, authorizations, consents, licenses, permits, variances, waivers, grants, franchises, concessions, exemptions, orders, registrations or certificates of a Governmental Entity.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“Second Closing Date” means the day immediately following the First Closing Date.

“Second Contribution” has the meaning specified in Section 2.02.

“Securities Act” means the Securities Act of 1933.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or Controlled, directly or indirectly, by such Person or one or more other Subsidiaries of such Person or a combination thereof and (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of limited liability, partnership or other similar ownership interests thereof with rights to vote in the election of directors, managers or other members of the governing body thereof is at the time owned or Controlled, directly or indirectly, by such Person or one or more other Subsidiaries of such Person or a combination thereof. For the purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control, directly or indirectly, the manager, managing member, managing director (or a board comprised of any of the foregoing) or general partner of such limited liability company, partnership, association or other business entity.

“Third Contribution” has the meaning specified in Section 2.03.

“Third Party Claim” has the meaning specified in Section 8.02(b).

“Underwriting Agreement” means that certain underwriting agreement, dated as of the date hereof, by and between the Partnership, the GP, Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters named therein.

Article II
CONTRIBUTIONS; REDEMPTION

Section 2.01 First Contribution. On and subject to the terms and conditions hereof, each Holdings Contributor does hereby assign, sell, convey, deliver and transfer to BCE Aggregator, and BCE Aggregator, does hereby assume, accept and purchase from each Holdings Contributor, such Holdings Contributor’s entire right, title and interest in and to any and all Existing Mach Units held by such Holdings Contributor, as provided on Exhibit A, and any and all income, distributions, value, rights, benefits and privileges associated therewith or deriving therefrom, free and clear of all Liens (other than restrictions arising from the governance documents of Mach I or Mach II, as applicable or arising under federal or state securities laws), and in exchange therefor, BCE Aggregator does hereby issue each Holdings Contributor the number of BCE Aggregator Units as set forth on Exhibit A (the “First Contribution”).

Section 2.02 Second Contribution. On and subject to the terms and conditions hereof and of the LP Agreement, each Partnership Contributor, on the Second Closing Date, shall assign, sell, convey, deliver and transfer to the Partnership, and the Partnership shall assume, accept and purchase from each Partnership Contributor, such Partnership Contributor’s entire right, title and interest in and to any and all Existing Mach Units held by such Partnership Contributor, as provided on Exhibit B-1, and any and all income, distributions, value, rights, benefits and privileges associated therewith or deriving therefrom, free and clear of all Liens (other than restrictions arising from the governance documents of Mach I, Mach II or Mach III, as applicable or arising under federal or state securities laws), and in exchange therefor, the Partnership shall issue the number of Partnership Common Units to such Partnership Contributor set forth on Exhibit B-2 (the “Second Contribution”).

Section 2.03 Third Contribution. Immediately following the Second Contribution, on and subject to the terms and conditions hereof, the Partnership shall assign, sell, convey, deliver and transfer to Mach Natural Resources Intermediate, and Mach Natural Resources Intermediate shall assume, accept and purchase from the Partnership, the Partnership’s entire right, title and interest in and to any and all Existing Mach Units held by the Partnership and any and all income, distributions, value, rights, benefits and privileges associated therewith or deriving therefrom, free and clear of all Liens (other than restrictions arising from the governance documents of Mach I, Mach II or Mach III, as applicable or arising under federal or state securities laws) (the “Third Contribution”).

Section 2.04   Fourth Contribution. Immediately following the Third Contribution, on and subject to the terms and conditions hereof, Mach Natural Resources Intermediate shall assign, sell, convey, deliver and transfer to Mach Natural Resources Holdco, and Mach Natural Resources Holdco shall assume, accept and purchase from Mach Natural Resources Intermediate, Mach Natural Resources Intermediate's entire right, title and interest in and to any and all Existing Mach Units held by Mach Natural Resources Intermediate and any and all income, distributions, value, rights, benefits and privileges associated therewith or deriving therefrom, free and clear of all Liens (other than restrictions arising from the governance documents of Mach I, Mach II or Mach III, as applicable or arising under federal or state securities laws) (the “Fourth Contribution” and, together with the First Contribution, Second Contribution and Third Contribution, the “Contributions”).

Section 2.05 Deliveries.

(a) Deliveries of the Holdings Contributors. Each Holdings Contributor, in its capacity as such, shall deliver, or cause to be delivered (i) to BCE Aggregator on the First Closing Date, (A) an executed and valid IRS Form W-9 and (B) an executed counterpart of the LLC Agreement and (ii) to any other party thereto on the First Closing Date, any other Basic Document to which such Holdings Contributor is a party, each duly executed by or on behalf of such Holdings Contributor.

(b) Deliveries of the Partnership Contributors, Mach I and Mach II. Each Partnership Contributor, in its capacity as such, shall deliver, or cause to be delivered (i) to the Partnership on the Second Closing Date, (A) an executed and valid IRS Form W-9 and (B) an executed counterpart of the LP Agreement and, if applicable, the GP LLC Agreement and (ii) to any other party thereto on the Second Closing Date, any other Basic Document to which such Partnership Contributor is a party, each duly executed by or on behalf of such Partnership Contributor. Each of Mach I and Mach II shall deliver, or cause to be delivered, to the Partnership on the Second Closing Date an executed and valid IRS Form W-9.

(c) Deliveries of BCE-Aggregator. BCE Aggregator shall deliver, or cause to be delivered (i) to each Holdings Contributor on the First Closing Date, an executed counterpart of the LLC Agreement and (ii) to any other party thereto on the First Closing Date, any other Basic Documents to which BCE Aggregator is a party, each duly executed by or on behalf of BCE Aggregator.

(d) Deliveries of the Partnership. The Partnership shall deliver, or cause to be delivered (i) to each Partnership Contributor party thereto on the Second Closing Date, an executed counterpart of the LP Agreement and (ii) to any other party thereto on the Second Closing Date, all other Basic Documents to which the Partnership is a party, each duly executed by or on behalf of the Partnership.

Section 2.06 Repurchase.

(a) On the terms and subject to the conditions set forth in this Agreement, on the closing date of the IPO (the “IPO Closing Date”), immediately following the closing of the IPO, each Partnership Contributor shall sell and transfer to the Partnership, and the Partnership shall purchase from such Partnership Contributor, the number of Partnership Common Units that equals the total number of Selling Partnership Common Units as set forth in the Underwriting Agreement multiplied by the percentage listed beside such Partnership Contributor’s name on Exhibit C (the “Selling Partnership Common Units”).

(b) The purchase price per Selling Partnership Common Unit (the “Purchase Price”) shall be equal to the purchase price per Partnership Common Unit (after deducting underwriting discounts and commissions payable to the underwriters pursuant to the Underwriting Agreement in connection with the IPO) for the offer and sale of newly issued Partnership Common Units in the IPO pursuant to the Underwriting Agreement.

(c) The total number of Selling Partnership Common Units shall be 3,750,000 Partnership Common Units; provided that such total number of Selling Partnership Common Units may be increased or decreased by BCE Aggregator.

Section 2.07 Tax Treatment. The Parties agree that, for U.S. federal and applicable state and local income tax purposes, the transactions contemplated by this Agreement shall be reported in a manner consistent with the intended tax treatment set forth in Exhibit F.

Article III
REPRESENTATIONS AND WARRANTIES
OF BCE AGGREGATOR

As of the Execution Date and First Closing Date (except with respect to those representations and warranties that are expressly made as of a specific date, which representations and warranties are made only as of such specific date), BCE Aggregator represents and warrants to the Holdings Contributors in connection with the First Contribution (and not as a Partnership Contributor in connection with the Second Contribution):

Section 3.01 Existence.

(a) BCE Aggregator has been duly formed and is validly existing as a limited liability company in good standing under the Laws of the jurisdiction of its formation, has the full limited liability company authority to own or lease its properties and assets, and is duly registered or qualified as a foreign limited liability company, as the case may be, for the transaction of business under the Laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary.

(b) BCE Aggregator is not in default in the performance, observance or fulfillment of any material provision of its certificate of formation or other similar organizational documents.

(c) The LLC Agreement has been duly authorized, executed and delivered by BCE Aggregator and is a valid and legally binding agreement of BCE Aggregator, enforceable against BCE Aggregator in accordance with its terms; provided that, with respect to the LLC Agreement, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (the “Equitable Exceptions”).

Section 3.02 Capitalization; Issuance of BCE Aggregator Units.

(a) As of the date hereof (i) the authorized, issued and outstanding Equity Securities of BCE Aggregator consist solely of the membership interests in BCE Aggregator held by BCE-Mach Holdings II and BCE-Mach Holdings III, which such membership interests have been duly authorized and validly issued in accordance with the governing documents of BCE Aggregator and applicable Law and (ii) the membership interests in BCE Aggregator have been duly authorized and validly issued, free and clear of all Liens (other than restrictions arising from the governance documents of BCE Aggregator or arising under federal or state securities laws). There are no Persons entitled to preemptive, statutory or other similar contractual rights to subscribe for any Equity Securities of BCE Aggregator.

(b) After giving effect to the First Contribution, (i) the authorized, issued and outstanding Equity Securities of BCE Aggregator shall consist solely of the membership interests in BCE Aggregator held by the Holdings Contributors and BCE-Mach Holdings III, which such membership interests shall have been duly authorized and validly issued in accordance with the governing documents of BCE Aggregator and applicable Law, (ii) there shall be no Equity Securities of BCE Aggregator issued or outstanding other than the BCE Aggregator Units as set forth on Exhibit A, and (iii) the BCE Aggregator Units shall have been duly authorized and, when issued in accordance with this Agreement and the LLC Agreement, will be duly and validly issued BCE Aggregator Units of the applicable class, free and clear of all Liens (other than restrictions arising from the governance documents of BCE Aggregator or arising under federal or state securities laws). There are no Persons entitled to preemptive, statutory or other similar contractual rights to subscribe for any BCE Aggregator Units or any other Equity Securities of BCE Aggregator that have not waived such rights in connection with the issuance of the BCE Aggregator Units to the Holdings Contributors in connection with the First Contribution.

(c) Except for the BCE Aggregator Units to be issued in connection with the First Contribution pursuant to this Agreement, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, membership interest securities or ownership interests in BCE Aggregator are outstanding. The issuance of the BCE Aggregator Units to the Holdings Contributors in connection with the First Contribution at the Closing does not violate the preemptive rights of any party.

Section 3.03 No Conflicts. None of (a) the issuance, sale and delivery by BCE Aggregator of the BCE Aggregator Units in connection with the First Contribution, (b) the execution, delivery and performance of the Basic Documents to which BCE Aggregator is a party, or (c) the consummation of the transactions contemplated hereby or thereby, in any case, (i) constitutes or will constitute a violation of the organizational documents of BCE Aggregator, (ii) constitutes or will constitute a material breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any Contract to which BCE Aggregator is a party or by which BCE Aggregator or its properties may be bound, (iii) violates or will violate in any material respect any Law or Permit, or (iv) will result in the creation or imposition of any Lien upon any of the Equity Securities of BCE Aggregator (other than restrictions arising under the Basic Documents or arising under federal or state securities laws), except in the case of clauses (ii), (iii) and (iv), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by the Basic Documents.

Section 3.04 Authority; Enforceability. BCE Aggregator has all requisite power and authority to issue, sell and deliver the BCE Aggregator Units in connection with the First Contribution in accordance with and upon the terms set forth in this Agreement and the LLC Agreement. All limited liability company action required to be taken by BCE Aggregator for the authorization, issuance, sale and delivery of the BCE Aggregator Units in connection with the First Contribution, the execution and delivery of the Basic Documents to which BCE Aggregator is a party and the consummation of the transactions contemplated thereby has been validly taken. Each of the Basic Documents to which BCE Aggregator is a party has been duly and validly authorized and has been validly executed and delivered by BCE Aggregator and constitutes, or will constitute, the legal, valid and binding obligations of BCE Aggregator enforceable in accordance with its terms, except as such enforceability may be limited by the Equitable Exceptions.

Section 3.05 Approvals. No authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Entity or any other Person is required in connection with the execution, delivery or performance by BCE Aggregator of any of the Basic Documents to which BCE Aggregator is a party or BCE Aggregator’s issuance and sale of the BCE Aggregator Units in connection with the First Contribution.

Section 3.06 Certain Fees. No Holdings Contributor is subject to any liability or other obligation with respect to brokers, finders or investment bankers in connection with or relating to the issuance of the BCE Aggregator Units in connection with the First Contribution or the consummation of the transactions contemplated by this Agreement.

Article IV
REPRESENTATIONS AND WARRANTIES
OF THE PARTNERSHIP

As of the Execution Date, the Second Closing Date and the IPO Closing Date (except with respect to those representations and warranties that are expressly made as of a specific date, which representations and warranties are made only as of such specific date), the Partnership represents and warrants to the Partnership Contributors:

Section 4.01 Existence.

(a) The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Laws of the jurisdiction of its formation, has the full limited partnership authority to own or lease its properties and assets, and is duly registered or qualified as a foreign limited partnership, as the case may be, for the transaction of business under the Laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary.

(b) The Partnership is not in default in the performance, observance or fulfillment of any material provision of its certificate of formation or other similar organizational documents.

(c) As of the Second Closing Date, the LP Agreement will be duly authorized, executed and delivered by the Partnership and will be a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; provided that, with respect to the LP Agreement, the enforceability thereof may be limited by the Equitable Exceptions.

Section 4.02 Capitalization; Issuance of Partnership Common Units.

(a) As of the date hereof (i) the authorized, issued and outstanding Equity Securities of the Partnership consist solely of the limited partnership interests in the Partnership held by BCE Aggregator and the general partnership interests in the Partnership held by the GP, which such partnership interests have been duly authorized and validly issued in accordance with the governing documents of the Partnership and applicable Law and (ii) the partnership interests of the Partnership have been duly authorized and validly issued, free and clear of all Liens (other than restrictions arising from the governance documents of the Partnership or arising under federal or state securities laws). There are no Persons entitled to preemptive, statutory or other similar contractual rights to subscribe for any Equity Securities of the Partnership.

(b) After giving effect to the Second Contribution, the authorized, issued and outstanding Equity Securities of the Partnership shall consist solely of the limited partnership interests in the Partnership held by the Partnership Contributors and those to be issued to the underwriters pursuant to the Underwriting Agreement and the general partnership interests in the Partnership held by the GP, which such partnership interests have been duly authorized and validly issued in accordance with the LPA and applicable Law. After giving effect to the Second Contribution, (i) there shall be no Equity Securities of the Partnership issued or outstanding other than the Partnership Common Units that have been issued pursuant to this Agreement and the LP Agreement in the respective amounts as set forth on Exhibit B-2 and the general partnership interests in the Partnership held by the GP, and (ii) the Partnership Common Units shall have been duly authorized and, when issued in accordance with this Agreement and the LP Agreement, will be duly and validly issued Partnership Common Units of the applicable class, free and clear of all Liens (other than restrictions arising under the Basic Documents or arising under federal or state securities laws). There are no Persons entitled to preemptive, statutory or other similar contractual rights to subscribe for any Partnership Common Units or any other Equity Securities of the Partnership that have not waived such rights in connection with the issuance of the Partnership Common Units to the Partnership Contributors in connection with the Second Contribution.

(c) Except for the Partnership Common Units to be issued in connection with the Second Contribution pursuant to this Agreement, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, membership interest securities or ownership interests in the Partnership are outstanding. The issuance of the Partnership Common Units to the Partnership Contributors in connection with the Second Contribution does not violate the preemptive rights of any party.

Section 4.03 No Conflicts. None of (a) the issuance, sale and delivery by the Partnership of the Partnership Common Units in connection with the Second Contribution, (b) the execution, delivery and performance of the Basic Documents to which the Partnership is a party, or (c) the consummation of the transactions contemplated hereby or thereby, in any case, (i) constitutes or will constitute a violation of the organizational documents of the Partnership, (ii) constitutes or will constitute a material breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any Contract to which the Partnership is a party or by which the Partnership or its properties may be bound, (iii) violates or will violate in any material respect any Law or Permit, or (iv) will result in the creation or imposition of any Lien upon any of the Equity Securities of the Partnership (other than restrictions arising under the Basic Documents or arising under federal or state securities laws), except in the case of clauses (ii), (iii) and (iv), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by the Basic Documents.

Section 4.04 Authority; Enforceability. The Partnership has all requisite power and authority to issue, sell and deliver the Partnership Common Units in connection with the Second Contribution in accordance with and upon the terms set forth in this Agreement and the LP Agreement. All limited partnership action required to be taken by the Partnership for the authorization, issuance, sale and delivery of the Partnership Common Units in connection with the Second Contribution, the execution and delivery of the Basic Documents to which the Partnership is a party and the consummation of the transactions contemplated thereby has been validly taken. Each of the Basic Documents to which the Partnership is a party has been duly and validly authorized and has been validly executed and delivered by the Partnership and constitutes, or will constitute, the legal, valid and binding obligations of the Partnership enforceable in accordance with its terms, except as such enforceability may be limited by the Equitable Exceptions.

Section 4.05 Approvals. No authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Entity or any other Person is required in connection with the execution, delivery or performance by the Partnership of any of the Basic Documents to which the Partnership is a party or the Partnership’s issuance and sale of the Partnership Common Units in connection with the Second Contribution.

Section 4.06 Certain Fees. Other than fees or commissions payable to the underwriters pursuant to the Underwriting Agreement or in connection with the IPO, no Partnership Contributor is subject to any liability or other obligation with respect to brokers, finders or investment bankers in connection with or relating to the issuance of the Partnership Common Units in connection with the Second Contribution or the consummation of the transactions contemplated by this Agreement.

Article V
REPRESENTATIONS AND WARRANTIES
OF MACH NATURAL RESOURCES INTERMEDIATE
AND MACH NATURAL RESOURCES HOLDCO

As of the Execution Date and Second Closing Date, (x) Mach Natural Resources Intermediate represents and warrants to the Partnership and the Partnership Contributors in connection with the Third Contribution, and (y) Mach Natural Resources Holdco represents and warrants to the Partnership and the Partnership Contributors in connection with the Fourth Contribution:

Section 5.01 Existence.

(a) Such entity has been duly formed and is validly existing as a limited liability company in good standing under the Laws of the jurisdiction of its formation, has the full limited liability company authority to own or lease its properties and assets, and is duly registered or qualified as a foreign limited liability company, as the case may be, for the transaction of business under the Laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary.

(b) Such entity is not in default in the performance, observance or fulfillment of any material provision of its certificate of formation or other similar organizational documents.

(c) The limited liability company agreement of such entity has been duly authorized by such entity and has been duly executed and delivered by such entity and is a valid and legally binding agreement of such entity, enforceable against such entity in accordance with its terms; provided that, with respect to the limited liability agreement of such entity, the enforceability thereof may be limited by the Equitable Exceptions.

Section 5.02 Capitalization.

(a) As of the date hereof (i) the authorized, issued and outstanding Equity Securities of such entity have been duly authorized and validly issued in accordance with the governing documents of such entity and applicable Law, and (ii) such entity’s membership interests have been duly authorized and validly issued, free and clear of all Liens (other than restrictions arising from the governance documents of such entity or arising under federal or state securities laws). There are no Persons entitled to preemptive, statutory or other similar contractual rights to subscribe for any membership interests of such entity that have not waived such rights in connection with the Contributions.

(b) Except for in connection with the transactions contemplated hereby, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, membership interest securities or ownership interests in such entity are outstanding.

Section 5.03 No Conflicts. Neither (a) the execution, delivery and performance of the Basic Documents to which such entity is a party, or (b) the consummation of the transactions contemplated hereby or thereby, in either case, (i) constitutes or will constitute a violation of the organizational documents of such entity, (ii) constitutes or will constitute a material breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any Contract to which such entity is a party or by which such entity or its properties may be bound, (iii) violates or will violate in any material respect any Law or Permit, or (iv) will result in the creation or imposition of any Lien upon any of the Equity Securities of such entity (other than restrictions arising under the Basic Documents or arising under federal or state securities laws), except in the case of clauses (ii), (iii) and (iv), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by the Basic Documents.

Section 5.04 Authority; Enforceability. All limited liability company action required to be taken by such entity for the execution and delivery of the Basic Documents to which such entity is a party and the consummation of the transactions contemplated has been validly taken. Each of the Basic Documents to which such entity is a party has been duly and validly authorized and has been validly executed and delivered by such entity and constitutes, or will constitute, the legal, valid and binding obligations of such entity enforceable in accordance with its terms, except as such enforceability may be limited by the Equitable Exceptions.

Section 5.05 Approvals. No authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Entity or any other Person is required in connection with the execution, delivery or performance by such entity of any of the Basic Documents to which such entity is a party.

Section 5.06 Certain Fees. Other than fees or commissions payable to the underwriters pursuant to the Underwriting Agreement or in connection with the IPO, such entity is not subject to any liability or other obligation with respect to brokers, finders or investment bankers in connection with or relating to the Contributions or the consummation of the transactions contemplated by this Agreement.

Article VI
REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS

As of (x) the Execution Date and the First Closing Date, each Holdings Contributor severally, but not jointly, and solely as to itself, represents and warrants to BCE Aggregator in connection with the First Contribution, (y) the Execution Date and the Second Closing Date, each Partnership Contributor severally, but not jointly, and solely as to itself, represents and warrants to the Partnership in connection with the Second Contribution and (z) the IPO Closing Date in respect of the transactions set forth in Section 2.06, each Partnership Contributor severally, but not jointly, and solely as to itself, represents and warrants, to the extent applicable, to the Partnership in connection with the repurchase pursuant to Section 2.06, as follows (in each case except with respect to those representations and warranties that are expressly made as of a specific date, which representations and warranties are made only as of such specific date):

Section 6.01 Existence. Such Contributor (a) if such Contributor is not a natural person, is duly organized and validly existing and in good standing under the Laws of its state of formation and is not in default in the performance, observance or fulfillment of any material provision of its certificate of formation or other similar organizational documents and (b) has all necessary power and authority to own properties and assets and to conduct its business as currently conducted.

Section 6.02 Authorization, Enforceability. Such Contributor has all necessary legal power and authority to enter into, deliver and perform its obligations (if any) under the Basic Documents to which it is a party. The execution, delivery and performance by such Contributor of the Basic Documents to which it is a party and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary legal action, and no further consent or authorization of such Contributor is required. The Basic Documents to which such Contributor is a party have been duly executed and delivered by such Contributor and constitute legal, valid and binding obligations of such Contributor; provided that, the enforceability thereof may be limited by the Equitable Exceptions.

Section 6.03 No Breach. The execution, delivery and performance by such Contributor of the Basic Documents to which it is a party and the consummation by such Contributor of the transactions contemplated thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Contributor is a party or by which such Contributor is bound or to which any of the property or assets of such Contributor is subject, (b) if such Contributor is not a natural person, conflict with or result in any violation of the provisions of the organizational documents of such Contributor or (c) violate any Law or order, rule or regulation of any court or Governmental Entity or body having jurisdiction over such Contributor or the property or assets of such Contributor, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by the Basic Documents.

Section 6.04 Contributed Property. As of the First Closing Date, such Holdings Contributor owns the Existing Mach Units set forth opposite such Holdings Contributor’s name on Exhibit A. As of the Second Closing Date, such Partnership Contributor owns the Existing Mach Units set forth opposite such Partnership Contributor’s name on Exhibit B-1, free and clear of any Liens (other than restrictions arising from the governance documents of the Existing Mach Entities, or arising under federal or state securities laws). As of the Second Closing Date, (i) after giving effect to the Second Contribution, the Partnership will own the Existing Mach Units to be contributed hereunder by such Contributor to BCE Aggregator or the Partnership, as applicable, free and clear of any Liens (other than restrictions arising from the governance documents of the Existing Mach Entities or arising under federal or state securities laws), (ii) after giving effect to the Third Contribution, Mach Natural Resources Intermediate will own the Existing Mach Units to be contributed hereunder by such Contributor to BCE Aggregator or the Partnership, as applicable, free and clear of any Liens (other than restrictions arising from the governance documents of the Existing Mach Entities or arising under federal or state securities laws) and (iii) after giving effect to the Fourth Contribution, Mach Natural Resources Holdco will own the Existing Mach Units to be contributed hereunder by such Contributor to BCE Aggregator or the Partnership, as applicable, free and clear of any Liens (other than restrictions arising from the governance documents of the Existing Mach Entities or arising under federal or state securities laws). As of the IPO Closing Date, after giving effect to the Contributions, such Partnership Contributor owns the Selling Partnership Common Units set forth opposite such Partnership Contributor’s name on Exhibit C, free and clear of any Liens (other than restrictions arising from the governance documents of the Partnership, if applicable, or arising under federal or state securities laws).

Section 6.05 Certain Fees. Other than fees or commissions payable to the underwriters pursuant to the Underwriting Agreement or in connection with the IPO, no fees or commissions are or will be payable by such Contributor to brokers, finders or investment bankers with respect to the purchase of any of the BCE Aggregator Units or Partnership Common Units, as applicable, or the consummation of the transactions contemplated by this Agreement, in each case, for which the Partnership, BCE Aggregator or any other Contributor may be liable.

Section 6.06 Restricted Securities. Except for possible permitted transfers subject to the terms of the LLC Agreement or LP Agreement, as applicable, such Contributor is acquiring the BCE Aggregator Units or Partnership Common Units, as applicable, for its own account, for the purpose of investment only and not with a view to, or for sale in connection with, any distribution thereof in violation of applicable securities Laws. Such Contributor has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the BCE Aggregator Units or Partnership Common Units, as applicable, and is capable of bearing the economic risk of such investment. Such Contributor is an “accredited investor” as that term is defined in Rule 501 of Regulation D (without regard to Rule 501(a)(4)) promulgated under the Securities Act. Such Contributor acknowledges and understands that (a) the acquisition of the BCE Aggregator Units or Partnership Common Units, as applicable, has not been registered under the Securities Act in reliance on an exemption therefrom and (b) the BCE Aggregator Units or Partnership Common Units, as applicable, will, upon such acquisition, be characterized as “restricted securities” under state and federal securities Laws. Such Contributor further acknowledges and understands that the BCE Aggregator Units or Partnership Common Units, as applicable, may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with other applicable state and federal securities Laws.

Article VII
CERTAIN AGREEMENTS

Section 7.01 Amendment of Limited Liability Company Agreements. On the Second Closing Date, after giving effect to the Fourth Contribution, each of Mach I, Mach II and Mach III will be a wholly owned subsidiary of Mach Natural Resources HoldCo, and the limited liability company agreements thereof shall each be amended and restated in a form acceptable to the GP.

Section 7.02 Termination of Existing MSAs; New MSA. Each of the Existing Mach Entities and Mach Resources (on behalf of itself and its Affiliates) acknowledges and agrees that, subject to the terms and conditions hereof, effective as of the IPO Closing Date and upon entry into that certain management services agreement by the Partnership and Mach Resources substantially in the form of Exhibit E (the “New MSA”) on or about the date hereof, each of the Existing MSAs is hereby terminated automatically without any further action required by any Person.

Section 7.03 Effect of Termination of Existing MSAs. Upon the termination of the Existing MSAs pursuant to Section 7.02, all rights and obligations of the Existing Mach Entities and Mach Resources under the Existing MSAs shall cease except for (i) obligations of the Existing Mach Entities and Mach Resources to pay any portion of amounts payable under the Existing MSAs that accrued prior to the IPO Closing Date, even if such amounts have not become due and payable upon the IPO Closing Date, which such obligations shall survive and remain in effect until fully performed and (ii) the indemnification rights of Existing Mach Entities and Mach Resources in Article VIII of the Existing MSAs, which rights shall survive and remain in effect until the expiration of the applicable statute of limitations.

Section 7.04 Termination of this Agreement. If the transactions contemplated by Article II of this Agreement shall not have been consummated on or prior to November 15, 2023, this Agreement may be terminated (and the transaction contemplated hereby abandoned) at any time by BCE Aggregator or Mach Resources, upon written notice to the other Parties.

Article VIII
INDEMNIFICATION, COSTS AND EXPENSES

Section 8.01 Indemnification by the Partnership Contributors. Following the Closing, each Partnership Contributor (“Indemnifying Contributor”) agrees to indemnify and hold harmless the Partnership and the other Partnership Contributors and each of their respective officers, managers, advisors, subadvisors, directors, employees, Affiliates, members, partners, equityholders, and agents, and the successors to and permitted assigns of the foregoing (and their respective officers, managers, directors, employees, Affiliates, members, partners, equityholders, agents and successors and permitted assigns) (collectively, the “Indemnified Contributor Parties”) from and against any and all Damages incurred or suffered by any of the Indemnified Contributor Parties as a result of or arising out of (i) any failure of any representation or warranty in Article VI by such Indemnifying Contributor to be true and correct and (ii) any breach of a covenant or agreement made or to be performed by such Indemnifying Contributor pursuant to this Agreement.

Section 8.02 Indemnification Procedure.

(a) A claim for indemnification for any matter not involving a third-party claim may be asserted by notice from the party that may be entitled to indemnification pursuant to this Article VIII (the “Indemnified Party”) to the party that may be obligated to provide indemnification pursuant to this Article VIII(the “Indemnifying Party”); provided however, that failure to so notify the Indemnifying Party shall not release, waive or otherwise affect the Indemnifying Party’s obligations with respect thereto, except to the extent that the Indemnifying Party can demonstrate actual loss and prejudice as a result of such failure. The notice of claim shall state in reasonable detail the basis of the claim for indemnification.

(b) If any legal proceedings shall be instituted or any claim or demand shall be asserted by any third party in respect of which indemnification may be sought under Section 8.01 or Section 8.02 (a “Third Party Claim”), the Indemnified Party shall promptly give written notice of the assertion of the Third Party Claim to the Indemnifying Party; provided however, that failure of the Indemnified Party to so notify the Indemnifying Party shall not release, waive or otherwise affect the Indemnifying Party’s obligations with respect thereto, except to the extent that the Indemnifying Party can demonstrate actual loss and prejudice as a result of such failure. Subject to the provisions of this Section 8.02, the Indemnifying Party shall have the right, at its sole expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the Indemnified Party, and to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any losses indemnified against by it hereunder; provided that, in order to defend against, negotiate, settle or otherwise deal with any such Third Party Claim, the Indemnifying Party must first acknowledge in writing to the Indemnified Party its unqualified obligation to indemnify the Indemnified Party as provided hereunder. Notwithstanding the preceding sentence, the Indemnifying Party shall not have the right to defend against, negotiate, settle, or otherwise deal with any Third Party Claim (i) if the Third Party Claim is not solely for monetary damages (except where any non-monetary relief being sought is merely incidental to a primary claim for monetary damages), (ii) if the Third Party Claim involves criminal allegations, or (iii) if the Indemnifying Party fails to prosecute or defend, actively and diligently, the Third Party Claim. If the Indemnifying Party elects to defend against, negotiate, settle or otherwise deal with any Third Party Claim, it shall within fifteen (15) days of the Indemnified Party’s written notice of the assertion of such Third Party Claim (or sooner if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so; provided that, the Indemnifying Party must conduct its defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard. If the Indemnifying Party elects not to defend against, negotiate, settle, or otherwise deal with any Third Party Claim, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to indemnify the Indemnified Party for losses relating to such Third Party Claim under this Agreement, the Indemnified Party may defend against, negotiate, settle, or otherwise deal with such Third Party Claim. If the Indemnified Party defends any Third Party Claim, then the Indemnifying Party shall reimburse the Indemnified Party for the expenses of defending such Third Party Claim upon submission of periodic bills, which reimbursement shall be made within thirty (30) days of the applicable submission. If the Indemnifying Party shall assume the defense of any Third Party Claim, the Indemnified Party may participate, at his, her or its own expense, in the defense of such Third Party Claim; provided that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnifying Party if (A) so requested by the Indemnifying Party to participate or (B) in the reasonable opinion of counsel to the Indemnified Party a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party that would make such separate representation advisable; provided further, that the Indemnifying Party shall not be required to pay for more than one such counsel (plus any appropriate local counsel) for all Indemnified Parties in connection with any single Third Party Claim. Each Party shall provide reasonable access to each other party to such documents and information as may reasonably be requested in connection with the defense, negotiation or settlement of any Third Party Claim. Notwithstanding anything in this Section 8.02 to the contrary, the Indemnifying Party shall not enter into any settlement of any Third Party Claim without the written consent of the Indemnified Party if such settlement (1) would create any liability of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder, (2) would provide for any injunctive relief or other non-monetary obligation affecting the Indemnified Party, or (3) does not include an unconditional release of the Indemnified Party from all liability in respect of the Third Party Claim.

(c) After any final decision, judgment or award shall have been rendered by a Governmental Entity of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the Indemnified Party and the Indemnifying Party shall have arrived at a mutually binding agreement, in each case with respect to a Third Party Claim, the Indemnified Party shall forward to the Indemnifying Party notice of any sums due and owing by the Indemnifying Party pursuant to this Agreement with respect to such matter and the Indemnifying Party shall pay all of such remaining sums so due and owing to the Indemnified Party by wire transfer of immediately available funds within five (5) Business Days after the date of such notice.

(d) Notwithstanding anything to the contrary in this Agreement, no Contributor shall have any liability in the aggregate for any Damages arising from or relating to this Agreement in excess of the fair market value of the BCE Aggregator Units or Partnership Common Units, as applicable, to be issued to such Contributor hereunder on the Second Closing Date.

(e) Notwithstanding anything to the contrary in this Article VIII or any other provision of this Agreement, in no event shall any Contributor or the Partnership have any liability or indemnification obligation to any other party for punitive, consequential, special, indirect, loss of profit, penalty or other indirect or unforeseen Damages, whether in law or equity, arising from the performance of this Agreement or the transactions contemplated hereby unless awarded in a Third Party Claim.

Section 8.03 Survival. All representations and warranties set forth in Article III, Article IV and Article VI shall survive the execution and delivery of this Agreement and the consummation of the Closing for a period equal to the statute of limitations applicable to breach of contract under Delaware law. All covenants contemplated herein shall survive the Closing until fully performed or expressly waived.

Article IX
MISCELLANEOUS

Section 9.01 Expenses. All reasonable, out-of-pocket third party costs and expenses of the Parties, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement or the other Basic Documents and the transactions contemplated thereby shall be paid or reimbursed by the Partnership.

Section 9.02 Interpretation. The provision of a table of contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to Exhibits, Articles, Sections, subsections, clauses and other subdivisions refer to the corresponding Exhibits, Articles, Sections, subsections, clauses and other subdivisions of or to this Agreement unless expressly provided otherwise. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection, clause or other subdivision unless expressly so limited. The words “this Article,” “this Section,” “this subsection,” “this clause,” and words of similar import, refer only to the Article, Section, subsection and clause hereof in which such words occur. The word “including” (in its various forms) means “including without limitation.” All references to “$” or “dollars” shall be deemed references to the lawful currency of the United States of America. Each accounting term not defined herein will have the meaning given to it under GAAP as interpreted as of the date of this Agreement. Unless expressly provided to the contrary, the word “or” is not exclusive. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires Exhibits referred to herein are attached to and by this reference incorporated herein for all purposes. Reference herein to any federal, state, local or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder and any amendments to the foregoing, unless the context requires otherwise. The words “day” or “days” shall mean calendar day, unless denoted as a Business Day. The words “will” and “will not” are expressions of command and not merely expressions of future intent or expectation. When used in this Agreement, the word “either” shall be deemed to mean “one or the other”, not “both”. Unless otherwise noted, references herein to a “party” are references to the applicable party to this Agreement.

Section 9.03 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, by the Partnership, BCE Aggregator and Mach Resources. For the purposes of clarity, no signature or consent of any third-party beneficiary to any provision of Article VIII shall be required in order to amend or waive any provision of Article VIII.

(b) No failure or delay by any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies hereunder, under any other Basic Document, or at law or in equity; accordingly, no exercise of any right or remedy shall be construed as an election of remedies by any Party.

Section 9.04 Binding Effect. This Agreement shall be binding upon the Parties and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties and their respective successors and permitted assigns.

Section 9.05 Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a) If to any Contributor, to the contact information set forth in respect of such Contributor on Exhibit A or Exhibit B-1, as applicable.

(b) If to the Partnership:

Mach Natural Resources LP
14201 Wireless Way, Suite 300
Oklahoma City, OK 73134
Attention: Tom L. Ward
Email: tward@machresources.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
609 Main Street
Houston, Texas 77002
Attention: Cyril V. Jones, P.C.; Josh Teahen
Email: cyril.jones@kirkland.com; josh.teahen@kirkland.com

or to such other address as the Parties may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt if sent via electronic mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 9.06 Entire Agreement. This Agreement, the other Basic Documents and the other agreements and documents expressly referred to herein are intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties in respect of the subject matter contained herein and therein. This Agreement, the other Basic Documents and the other agreements and documents expressly referred to herein or therein supersede all prior agreements and understandings between the Parties with respect to such subject matter.

Section 9.07 Governing Law; Submission to Jurisdiction. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws. Any action against any Party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware, and the Parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

Section 9.08 Waiver of Jury Trial. THE PARTIES EACH HEREBY WAIVES, AND AGREES TO CAUSE ITS AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 9.09 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

Section 9.10 Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement (including any transfer by way of merger or operation of law) without the consent of the Partnership, BCE Aggregator and Mach Resources, and any such purported assignment in violation of this Section 9.10 shall be void ab initio.

Section 9.11 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but, if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purposes and intent of such invalid, illegal or unenforceable provision.

Section 9.12 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or any document, agreement, or instrument delivered contemporaneously herewith, and notwithstanding the fact that any Party may be a partnership or limited liability company, each Party, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the parties to this Agreement (and their respective successors and assigns) shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or under any documents, agreements, or instruments delivered contemporaneously herewith or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, (a) any former, current or future director, officer, agent, Affiliate, manager, advisor, subadvisor, assignee, incorporator, controlling Person, fiduciary, representative or employee of any Party (or any of their successors or permitted assignees), (b) any former, current, or future general or limited partner, manager, stockholder or member of any Party (or any of their successors or permitted assignees) or (c) any Affiliate thereof or against any former, current or future director, officer, agent, employee, Affiliate, manager, advisor, subadvisor, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing, or in each case, any financing sources of any of the foregoing, but in each case not including the Parties (and their respective successors and assigns), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such Party against such persons and entities, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any such Persons, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, under any documents or instruments delivered contemporaneously herewith, or in connection or contemplation hereof, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, such obligations or their creation.

Section 9.13 Remedies Generally. The Parties agree that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the provisions of this Agreement were not performed in accordance with its specific terms and that any remedy at law for any breach of the provisions of this Agreement would be inadequate. Accordingly, the Parties acknowledge and agree that each such Party shall be entitled to an injunction, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each Party hereby agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any other Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 9.13 shall not be required to provide any bond or other security in connection with any such injunction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the Execution Date.

THE PARTNERSHIP:

MACH NATURAL RESOURCES LP

By: MACH NATURAL RESOURCES GP, LLC,
its General Partner

By:	/s/ Tom L. Ward
Name:	Tom L. Ward
Title:	Chief Executive Officer

Signature Page to
Contribution Agreement

CONTRIBUTORS:

BCE-MACH HOLDINGS LLC

By: BAYOU CITY ENERGY MANAGEMENT,
LLC, its Manager

By:	/s/ William W. McMullen
Name:	William W. McMullen
Title:	Authorized Person

BCE-MACH HOLDINGS II LLC

By: BAYOU CITY ENERGY MANAGEMENT, LLC, its Manager

By:	/s/ William W. McMullen
Name:	William W. McMullen
Title:	Authorized Person

BCE-MACH AGGREGATOR LLC

By: BCE-MACH HOLDINGS III, LLC, its Manager

By: BAYOU CITY ENERGY MANAGEMENT, LLC, its Manager

By:	/s/ William W. McMullen
Name:	William W. McMullen
Title:	Authorized Person

Signature Page to
Contribution Agreement

MACH RESOURCES LLC

By:	/s/ Tom L. Ward
Name:	Tom L. Ward
Title:	Chief Executive Officer

Signature Page to
Contribution Agreement

TOM L WARD 1992 REVOCABLE TRUST

By:	/s/ Tom L. Ward
Name:	Tom L. Ward
Title:	Trustee

Signature Page to
Contribution Agreement

WARD GRANDCHILDREN’S 2023 IRREVOCABLE TRUSTS

By:	/s/ Greg Dewey
Name:	Greg Dewey
Title:	Trustee

Signature Page to
Contribution Agreement

/s/ Daniel Reineke
Daniel Reineke

Signature Page to
Contribution Agreement

/s/ Kevin White
Kevin White

Signature Page to
Contribution Agreement

/s/ Michael Reel
Michael Reel

Signature Page to
Contribution Agreement

/s/ Kent Benson
Kent Benson

Signature Page to
Contribution Agreement

/s/ Greg Dewey
Greg Dewey

Signature Page to
Contribution Agreement

/s/ Paul Lupardus
Paul Lupardus

Signature Page to
Contribution Agreement

/s/ Steve Miller
Steve Miller

Signature Page to
Contribution Agreement

/s/ John Bergman
John Bergman

Signature Page to
Contribution Agreement

/s/ Clay Hubbard
Clay Hubbard

Signature Page to
Contribution Agreement

/s/ Naseer Riaz
Naseer Riaz

Signature Page to
Contribution Agreement

/s/ Rick Hughes
Rick Hughes

Signature Page to
Contribution Agreement

/s/ Lance Reid
Lance Reid

Signature Page to
Contribution Agreement

/s/ Matthew Klaassen
Matthew Klaassen

Signature Page to
Contribution Agreement

/s/ Trent Christensen
Trent Christensen

Signature Page to
Contribution Agreement

EXHIBIT A

FIRST CONTRIBUTION

Exhibit A to

Contribution Agreement

EXHIBIT B-1

Second Contribution – Contributed Units

Exhibit B-1 to

Contribution Agreement

EXHIBIT B-2

Second Contribution - Issued Units

Exhibit B-2 to

Contribution Agreement

EXHIBIT C

Seller Partnership Common Units

Exhibit C to

Contribution Agreement

EXHIBIT D

LP AGREEMENT

Exhibit D to

Contribution Agreement

EXHIBIT E

NEW MSA

Exhibit e to

Contribution Agreement

EXHIBIT F

INTENDED TAX TREATMENT

The Parties agree that, for U.S. federal and applicable state and local income tax purposes and except as otherwise required by applicable law:

1.	the First Contribution shall be treated as a contribution by the Holdings Contributors of their respective interests in Mach I and Mach II to BCE Aggregator under Section 721(a) of the Code; provided, however, that, to the extent that proceeds of the repurchase contemplated by Section 2.06 of this Agreement (“IPO Proceeds”) are distributed to the Holdings Contributors and an exception under Treasury Regulations Section 1.707-4 or otherwise is not available, the Holdings Contributors shall be treated as having sold a portion of their respective interests in Mach I and Mach II to BCE Aggregator in a disguised sale under Section 707(a)(2)(B) of the Code;

2.	the Second Contribution shall be treated as an “assets over” partnership merger under Treasury Regulations Sections 1.708-1(c)(1) and 1.708-1(c)(3)(i) in which (a) the Partnership is treated as the “resulting partnership” and as a continuation of Mach III and (b) each of Mach I and Mach II is treated as terminating; provided, however, that to the extent Mach I and Mach II would otherwise be treated as having sold a portion of their assets to Mach III in a disguised sale of assets under Section 707(a)(2)(B) of the Code as a result of the distribution of IPO Proceeds to the Partnership Contributors, and unless otherwise mutually agreed by each of the Partnership, BCE Aggregator and Tom L. Ward, each of the applicable Partnership Contributors hereby consents to treat such IPO Proceeds as consideration for a sale of a portion of their respective interests in Mach I and Mach II in accordance with the “sale within merger” rules under Treasury Regulations Section 1.708-1(c)(4);

3.	each of the Third Contribution and the Fourth Contribution shall be disregarded; and

4.	the repurchase contemplated by Section 2.06 of this Agreement shall be treated as a disguised sale by the Partnership Contributors of a portion of their respective Common Units to the public under Section 707(a)(2)(B) of the Code, but only to the extent the IPO Proceeds exceed the amount treated as consideration in connection with the “sale within merger” described in paragraph 2.

The Parties shall prepare and file all tax returns in accordance with the foregoing treatment, and the Parties shall not take any inconsistent position on any tax return, or during the course of any audit, litigation or other proceeding with respect to taxes, except as otherwise required by applicable law following a final determination within the meaning of Section 1313 of the Code or as otherwise mutually agreed by the Partnership, BCE Aggregator and Tom L. Ward.

Exhibit F to
Contribution Agreement